UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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THE GEO GROUP, INC.

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THE GEO GROUP, INC. 4955 TECHNOLOGY WAY BOCA RATON, FLORIDA 33431 Your Vote Counts! THE GEO GROUP, INC. 2024 Annual Meeting Vote by 11:59 PM EDT on May 2, 2024 for shares held directly or by a broker or nominee or by 11:59 PM EDT on April 30, 2024 for shares held in The GEO Group, Inc. 401(k) Plan V37837-P04053 You invested in THE GEO GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 3, 2024 10:00 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/GEO2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Thomas C. Bartzokis For 1b. Jack Brewer For 1c. Scott M. Kernan For 1d. Lindsay L. Koren For 1e. Terry Mayotte For 1f. Andrew N. Shapiro For 1g. Julie Myers Wood For 1h. George C. Zoley For 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the For 2024 fiscal year. 3. To hold an advisory vote to approve named executive officer compensation. For 4. To approve the Second Amended and Restated 2018 Stock Incentive Plan. For 5. To approve the Amended and Restated Articles of Incorporation to increase the number of authorized shares of For common stock from 187,500,000 to 225,000,000 shares. 6. To vote on a shareholder proposal regarding a third-party racial equity audit and report, if properly presented before Against the meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.